SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 20, 1999

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-6686                 13-1024020

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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

   271 Avenue of the Americas, New York, New York                         10020
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    (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.   Other Events.

     On December 20, 1999, The Interpublic Group of Companies, Inc. ("Interpublic") entered into an Agreement and Plan of Merger (the "Merger Agreement") with NFO Worldwide, Inc. ("NFO"), pursuant to which a wholly-owned subsidiary of Interpublic will be merged with and into NFO (the "Merger") and NFO will become a wholly-owned subsidiary of Interpublic. Consummation of the Merger is subject to various conditions, including approval by the stockholders of NFO and the receipt of all requisite regulatory approvals.

     In connection with the execution of the Merger Agreement, Interpublic and NFO also entered into a Stock Option Agreement pursuant to which NFO granted to Interpublic an option, exercisable in certain circumstances described therein, to purchase a number of shares of NFO's common stock equal to approximately 19.9% of the number of outstanding shares of common stock of NFO.

     The foregoing description of the Merger Agreement and Stock Option Agreement is qualified in its entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and each of which is incorporated herein by reference.

     Two press releases issued by Interpublic with respect to the execution of the Merger Agreement and the Stock Option Agreement on December 20, 1999 are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits.

     2.1 Agreement and Plan of Merger, dated as of December 20, 1999, between The Interpublic Group of Companies, Inc. and NFO Worldwide, Inc.

     2.2 Stock Option Agreement, dated as of December 20, 1999, between The Interpublic Group of Companies, Inc. and NFO Worldwide, Inc.

     99.1 Press Release dated December 20, 1999.

     99.2 Press Release dated December 20, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: December 20,1999            By:      /s/ Nicholas J. Camera
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                                           Nicholas J. Camera
                                           VICE PRESIDENT, GENERAL COUNSEL AND\
                                           SECRETARY



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                                  EXHIBIT INDEX



Exhibits.

     2.1 Agreement and Plan of Merger, dated as of December 20, 1999, between The Interpublic Group of Companies, Inc. and NFO Worldwide, Inc.

     2.2 Stock Option Agreement, dated as of December 20, 1999, between The Interpublic Group of Companies, Inc. and NFO Worldwide, Inc.

     99.1 Press Release dated December 20, 1999.

     99.2 Press Release dated December 20, 1999.